The Accumulator® Series 13A

Equitable Financial Life and Annuity Company

Issued through: Separate Account No. 49B

Contract Classes: Series B, Series CP®, Series L

Summary Prospectus for New Investors

May 1, 2026

This summary prospectus (the “Summary Prospectus”) summarizes key features of the contract. Before you invest, you should also review the statutory prospectus (the “Prospectus”) for the contract, which contains more information about the contract’s features, benefits, and risks. You can find this document and other information about the contract online at www.equitable.com/ICSR#EQH157125. You can also obtain this information at no cost by calling 1-877-522-5035, by sending an email request to EquitableFunds@dfinsolutions.com, or by calling your financial intermediary.

The Accumulator® Series 13A are variable and fixed individual and group flexible premium deferred annuity contracts. This Summary Prospectus only describes Accumulator® Series B (“Series B”), Accumulator® Series CP® (“Series CP®”) and Accumulator® Series L (“Series L”). The contracts provide for the accumulation of retirement savings and for income. The contracts offer income and death benefit protection as well. They also offer a number of payout options.

You invest to accumulate value on a tax-deferred basis in one or more of our investment options: (i) variable investment options, (ii) the guaranteed interest option, or (iii) the account for dollar cost averaging (collectively, the “investment options”). The investment options are listed in Appendix “Investment options available under the contract”.

If you purchase a Series CP® contract, we will add a credit to your contributions. Fees and charges for a Series CP® contract are higher than for a Series B contract and the amount of the credit may be more than offset by these higher fees and charges. Credits may be recaptured upon free look, annuitization and death.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

The contract is a complex investment that involves risks, including potential loss of principal. You should speak with a financial professional about the features, benefits, risks, and fees and whether the contract is appropriate for you based on your financial situation and objectives.

The contract is not a short-term investment and is not appropriate for an investor who needs ready access to cash. Withdrawals could result in withdrawal charges, taxes, and tax penalties.

All guarantees are subject to the Company’s financial strength and claims paying ability.

You may cancel your contract within 10 days of receiving it without paying fees or penalties. In some states, this cancellation period may be longer. Upon cancellation, you will receive either a full refund of the amount you paid with your application or your total account value. You should review the Prospectus, or consult with your investment professional, for additional information about the specific cancellation terms that apply.

We reserve the right to stop accepting any application or contribution from you at any time, including after you purchase the contract. If you have one or more Guaranteed benefits and we exercise our right to discontinue the acceptance of, and/or place additional limitations on, contributions to the contract, you may no longer be able to fund your Guaranteed benefit(s). This means that you may no longer be able to increase your Guaranteed Benefit account value and the benefit bases associated with your Guaranteed benefits through contributions.

Additional information about certain investment products, including variable annuities, has been prepared by the Securities and Exchange Commission’s staff and is available at Investor.gov.

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Overview of the Contract

Purpose of the Contract

The contract is designed to help you accumulate assets through investments in underlying Portfolios and the guaranteed interest option during the accumulation phase. It can provide or supplement your retirement income by providing a stream of income payments during the annuity phase. It also provides death benefits to protect your beneficiaries and living benefits to protect your access to income. The contract may be appropriate if you have a long-term investment horizon. It is not intended for people who may need to access invested funds within a short-term timeframe or frequently, or who intend to engage in frequent transfers of the underlying Portfolios.

Phases of the Contract

The contract has two phases: an accumulation (savings) phase and an income (annuity) phase.

Accumulation (Savings) Phase

During the accumulation phase, you can allocate your contributions to one or more of the available investment options, which include:

•	variable investment options (with restrictions depending on GMIB selection);

•	Guaranteed interest option; and

•	the account for dollar cost averaging.

For additional information about each investment option see Appendix “Investment options available under the contract.”

Income (Annuity) Phase

You enter the income phase when you annuitize your contract. During the income phase, you will receive a stream of fixed income payments for the annuity payout period of time you elect. You can elect to receive annuity payments (1) for life; (2) for life with a certain minimum number of payments; or (3) for life with a certain amount of payment. Please note that when you annuitize, your investments are converted to income payments and you will no longer be able to make any additional withdrawals from your contract. All accumulation phase benefits, including any death benefit, terminate upon annuitization and the contract has a maximum annuity commencement date.

Contract Features

The contract provides for the accumulation of retirement savings and income. The contract offers income and death benefit protection, offers various payout options and a credit (Series CP® contracts only).

Contract Classes

You can purchase one of three contract classes that have different ongoing fees and withdrawal charges. For example, the contract offers Series B with a 7 year withdrawal charge period and a 1.30% contract fee, Series CP® with a 9 year withdrawal charge period and a 1.65% contract fee, and Series L with a 4 year withdrawal charge period and a 1.70% contract fee. If you purchase a Series CP® contract, we will add a credit to your contributions. Fees and charges for the Series CP® contract are higher than for the Series B contract, the amount of the credits may be more than offset by these higher fees and charges, and credits may be recaptured upon free look, annuitization, and death.

Death Benefits

Your contract includes a standard death benefit that pays your beneficiaries an amount at least equal to your contributions less adjusted withdrawals. For an additional fee, you can purchase other death benefits called Guaranteed minimum death benefits (“GMDBs”) that provide different minimum payment guarantees.

Living Benefits

A living benefit called the Guaranteed Minimum Income Benefit (“GMIB”) is available with the contract for an additional charge. The GMIB is a benefit that guarantees, subject to certain restrictions, annual lifetime payments or “Lifetime GMIB payments”. After age 85 you can convert the GMIB to a GWBL. The minimum guarantee provided by this benefit may never come into effect.

Rebalancing and Dollar Cost Averaging

You can elect to have your account value automatically rebalanced at no additional charge. You can also elect to allocate your investments using a dollar cost averaging program at no additional charge. Generally, you may not elect both a dollar cost averaging program and a rebalancing option.

Access to Your Money

During the accumulation phase you can take withdrawals from your contract. Withdrawals will reduce your account value and may be subject to withdrawal charges and income taxes, as well as a tax penalty if you are younger than 59 1⁄2. Withdrawals may also reduce (possibly on a greater than dollar-for-dollar basis) or terminate any guaranteed benefits.

Other contracts

We offer a variety of fixed and variable annuity contracts. They may offer features, including investment options, and have fees and charges, that are different from those in the contracts offered by this Prospectus. Not every contract we issue, including some described in this Prospectus, is offered through every selling broker-dealer. Some selling broker-dealers may not offer and/or limit the offering of certain features or options, as well as limit the availability of the contracts, based on issue age or other criteria established by the selling broker-dealer. Upon request, your financial professional can show you information regarding our other annuity contracts that he or she distributes. You can also contact us to find out more about the availability of any of our annuity contracts.

You should work with your financial professional to decide whether one or more optional benefits are appropriate for you based on a thorough analysis of your particular insurance needs, financial objectives, investment goals, time horizons and risk tolerance.

Important Information You Should Consider About the Contract

FEES AND EXPENSES
Are There Charges or Adjustments for Early Withdrawals?

Yes. Each series of the contract provides for different withdrawal charge periods and percentages.

Series B—If you surrender your contract, apply your cash value to a non-life contingent annuity payment option, or withdraw money from Series B of the contract within 7 years following your last contribution, you will be assessed a withdrawal charge of up to 7% of contributions withdrawn. For example, if you make a withdrawal in the first year, you could pay a withdrawal charge of up to $7,000 on a $100,000 investment. This loss will be greater if you have to pay taxes or tax penalties.

Series CP®—If you surrender your contract, apply your cash value to a non-life contingent annuity payment option, or withdraw money from Series CP® of the contract within 9 years following your last contribution, you will be assessed a withdrawal charge of up to 8% of contributions withdrawn. For example, if you make a withdrawal in the first year, you could pay a withdrawal charge of up to $8,000 on a $100,000 investment. This loss will be greater if you have to pay taxes or tax penalties.

Series L—If you surrender your contract, apply your cash value to a non-life contingent annuity payment option, or withdraw money from Series L of the contract within 4 years following your last contribution, you will be assessed a withdrawal charge of up to 8% of contributions withdrawn. For example, if you make a withdrawal in the first year, you could pay a withdrawal charge of up to $8,000 on a $100,000 investment. This loss will be greater if you have to pay taxes or tax penalties.

For additional information about charges for surrenders and early withdrawals see “Withdrawal charge” in “Charges and expenses” in the Prospectus.

Are There Transaction Charges?

Yes. In addition to withdrawal charges, you may also be charged for other transactions including special requests such as wire transfers, express mail, duplicate contracts, preparing checks, third-party transfers or exchanges; or when you transfer between investment options in excess a certain number.

For additional information about transaction charges see “Charges that the Company deducts” in “Charges and expenses” in the Prospectus.

Are There Ongoing Fees and Expenses?	Yes. Each series of the contract provides for different ongoing fees and expenses. The table below describes the fees and expenses that you may pay each year depending on the investment options and optional benefits you choose. Please refer to your contract specifications page for information about the specific fees you will pay each year based on the options you have elected.

Annual Fee	Minimum	Maximum
Base Contract (varies by contract series)(1)	1.30%	1.70%
Portfolio Company fees and expenses(2)	0.67%	1.38%
Optional benefits available for an additional charge (for a single optional benefit, if elected)(3)	0.35%	2.60%

(1)  Expressed as an annual percent of daily net assets in the variable investment options.

(2)  Expressed as an annual percentage of daily net assets in the Portfolio. This range is for the year ended December 31, 2025 and could change from year to year.

(3)  Expressed as an annual percentage of the applicable benefit base.

Because your contract is customizable, the choices you make affect how much you will pay. To help you understand the cost of owning your contract, the following table shows the lowest and highest cost you could pay each year, based on current charges. This estimate assumes no credits and that you do not take withdrawals from the contract, which could add withdrawal charges that substantially increase costs.

Lowest Annual Cost $2,092	Highest Annual Cost $7,473

Assumes:

•

Investment of $100,000

•

5% annual appreciation

•

Least expensive combination of contract series and Portfolio fees and expenses

•

No optional benefits

•

No sales charges

•

No additional contributions, transfers or withdrawals

Assumes:

•

Investment of $100,000

•

5% annual appreciation

•

Most expensive combination of contract series (Series CP®), optional benefits (GMIB II and “Greater of” GMDB II) and Portfolio fees and expenses

•

No sales charges

•

No additional contributions, transfers or withdrawals

For additional information about ongoing fees and expenses see “Fee Table” in the Prospectus.
Is There a Risk of Loss from Poor Performance?

Yes. The contract is subject to the risk of loss. You could lose some or all of your account value depending on the investment options you choose.

For additional information about the risk of loss see “Principal risks of investing in the Contract” in the Prospectus.

Is this a Short-Term Investment?

No. The contract is not a short-term investment and is not appropriate for an investor who needs ready access to cash because the contract is designed to provide for the accumulation of retirement savings and income on a long-term basis. As such, you should not use the contract as a short-term investment or savings vehicle. A withdrawal charge may apply in certain circumstances and any withdrawals may also be subject to federal and state income taxes and tax penalties.

For additional information about the investment profile of the contract see “Fee Table” in the Prospectus.

What Are the Risks Associated with the Investment Options?

An investment in the contract is subject to the risk of poor investment performance and can vary depending on the performance of the variable investment options available under the contract, (e.g., the Portfolios). Each investment option, including guaranteed interest option, has its own unique risks. You should review the investment options available under the contract before making an investment decision.

For additional information about the risks associated with investment options see “Variable investment options”, “Fixed investment options” and “Portfolios of the Trust” in ”Purchasing the Contract” in the Prospectus. See also Appendix “Investment options available under the contract” in the Prospectus.

What are the Risks Related to the Insurance Company?

An investment in the contract is subject to the risks to the Company. The Company is solely responsible to the contract owner for the contract’s account value and the Guaranteed benefits. The general obligations, including the fixed investment options, and any Guaranteed benefits under the contract are supported by our general account and are subject to our claims-paying ability. An owner should look solely to our financial strength for our claims-paying ability. More information about the Company, including our financial strength ratings, may be obtained at https://equitable.com/about-us/financial-strength-ratings.

For additional information about insurance company risks see “About the general account” in “More information” in the Prospectus.

RESTRICTIONS
Are There Restrictions on the Investment Options?

Yes. We may, at any time, exercise our rights to limit or terminate your contributions, allocations and transfers to any of the variable investment options and to limit the number of variable investment options which you may select. Such rights include, among others, removing or substituting the Portfolios, combining any two or more variable investment options and transferring account value from any variable investment option to another variable investment option.

Credits under Series CP® contracts may be recaptured upon free look, annuitization, and death.

There are restrictions regarding investment options if Guaranteed benefits are elected, limits on contributions and transfers into and out of the guaranteed interest option, and restrictions or limitations with Special DCA programs. See “Allocating your contributions” in “Purchasing the Contract” and “Transferring your account value” in “Transferring your money among investment options” in the Prospectus for more information.

For more information see “About the Separate Account” in “More information” in the Prospectus.

Contributions and transfers into and out of the guaranteed interest option are limited.

Currently, we do not charge for transfers among investment options under the contract. However, we reserve the right to charge for any transfers in excess of 12 per contract year. We will provide you with advance notice if we decide to assess the transfer charge, which will never exceed $35 per transfer.

For additional information about restrictions on the investment options, see “Transfer charge” in “Charges and expenses”, “Portfolios of the Trust” and “Guaranteed investment option” in “Purchasing the Contract” and “Transferring your money among investment options” in the Prospectus.

Are There Any Restrictions on Contract Benefits?

Yes. At any time, we have the right to limit or terminate your contributions, allocations and transfers to any of the variable investment options. If you have one or more Guaranteed benefits (which are also known as optional benefits) and we exercise our right to discontinue the acceptance of, and/or place additional limitations on, contributions to the contract, you may no longer be able to fund your Guaranteed benefit(s).

Investment options are limited if Guaranteed benefits are elected. Withdrawals that exceed limits specified by the terms of an optional benefit may affect the availability of the benefit by reducing the benefit by an amount greater than the value withdrawn, and/or could terminate the benefit.

The standard and optional death benefits offered with the contract are available only at contract purchase. Withdrawals could significantly reduce or terminate the death benefit.

For additional information about the optional benefits see “How you can purchase and contribute to your contract” in ”Purchasing the Contract” in the Prospectus. See also “Death Benefits” and “Living Benefits” in “Benefits available under the contract” in the Prospectus.

TAXES
What are the Contract’s Tax Implications?

You should consult with a tax professional to determine the tax implications of an investment in, and payments received under, the contract. There is no additional tax benefit to you if the contract is purchased through a tax-qualified plan or individual retirement account (IRA). Withdrawals will be subject to ordinary income tax and may be subject to tax penalties. Generally, you are not taxed until you make a withdrawal from the contract.

For additional information about tax implications see “Tax information” in the Prospectus.

CONFLICTS OF INTEREST
How are Investment Professionals Compensated?

Some financial professionals may receive compensation for selling the contract to you, both in the form of commissions or in the form of contribution-based compensation. Financial professionals may also receive additional compensation for enhanced marketing opportunities and other services (commonly referred to as “marketing allowances”). This conflict of interest may influence the financial professional to recommend this contract over another investment.

For additional information about compensation to financial professionals see “Distribution of the contracts” in “More information” in the Prospectus.

Should I Exchange My Contract?

Some financial professionals may have a financial incentive to offer a new contract in place of the one you already own. You should only exchange your contract if you determine, after comparing the features, fees, and risks of both contracts, as well as any fees or penalties to terminate your existing contract, that it is preferable to purchase the new contract rather than continue to own your existing contract.

For additional information about exchanges see “Charge for third-party transfer or exchange” in “Charges and expenses” in the Prospectus.

Benefits available under the contract

Summary of Benefits

The following tables summarize important information about the benefits available under the contract.

Death Benefits

These death benefits are available during the accumulation phase:

Name of Benefit	Purpose	Standard/ Optional	Annual Fee		Brief Description of Restrictions/Limitations
			Max	Current
Return of Principal Death Benefit	Guarantees beneficiaries will receive a benefit at least equal to your contributions less adjusted withdrawals.	Standard	No Additional Charge		• Available only at contract purchase • Available with or without the GMIB • Withdrawals could significantly reduce or terminate benefit
Highest Anniversary Value Death Benefit	Locks in highest adjusted anniversary account value as minimum death benefit.	Optional	0.35%(1)		• Available only at contract purchase • Available with our without the GMIB • Withdrawals could significantly reduce or terminate benefit

“Greater of“ GMDB I	Guarantees the beneficiaries will receive at least the greater of the Roll-up benefit base and the Highest Anniversary Value benefit base.	Optional	2.30%(1)	1.15%(1)	• Available only at contract purchase • Withdrawals could significantly reduce or terminate benefit • Subject to restrictions on investment options

“Greater of” GMDB II	Guarantees the beneficiaries will receive at least the greater of the Roll-up benefit base and the Highest Anniversary Value benefit base.	Optional	2.60%(1)	1.30%(1)	• Available only at contract purchase • Withdrawals could significantly reduce or terminate benefit • Subject to restrictions on investment options
(1)	Expressed as an annual percentage of the benefit base.

Living Benefits

These living benefits are available during the accumulation phase:

Name of Benefit	Purpose	Standard/ Optional	Annual Fee		Brief Description of Restrictions/Limitations
			Max	Current
GMIB I – Asset Allocation	Guaranteed a minimum amount of fixed income under a life annuity fixed payout option.	Optional	2.30%(1)	1.15%(1)	• Available only at contract purchase • Restricted to owners of certain ages • Excess withdrawals could significantly reduce or terminate benefit • Subject to restrictions on investment options
GMIB II – Custom Selection	Guaranteed a minimum amount of fixed income under a life annuity fixed payout option.	Optional	2.60%(1)	1.30%(1)	• Available only at contract purchase • Restricted to owners of certain ages • Excess withdrawals could significantly reduce or terminate benefit • Subject to restrictions on investment options
Earnings enhancement	Provides an additional death benefit when your GMIB converts to the GWLB.	Optional	0.35%(2)		• Available only at contract purchase
GWBL conversion from GMIB I – Asset Allocation	Guarantees a minimum annuitization value to provide lifetime retirement income.	Optional	2.30%(1)	1.15%(1)

•

Only available from conversion from GMIB I on contract anniversary following age 85

•

Excess withdrawals could significantly reduce or terminate benefit

•

Must elect within 30 days after the contract anniversary following age 85

GWBL conversion from GMIB II – Custom Selection	Guarantees a minimum annuitization value to provide lifetime retirement income.	Optional	2.60%(1)	1.30%(1)

•

Only available from conversion from GMIB II on contract anniversary following age 85

•

Excess withdrawals could significantly reduce or terminate benefit

•

Must elect within 30 days after the contract anniversary following age 85

(1)	Expressed as an annual percentage of the benefit base.
(2)	Expressed as an annual percentage of account value.

Other Benefits

These other benefits are available during the accumulation phase:

Name of Benefit	Purpose	Standard/ Optional	Annual Fee		Brief Description of Restrictions/Limitations
			Max	Current
Rebalancing(1)(2)	Periodically rebalance to your desired asset mix	Optional	No Charge		• Not generally available with DCA • Subject to restrictions on investment options

Dollar Cost Averaging (special DCA, general DCA, and Investment Simplifier)	Transfer account value to selected investment options on a regular basis to potentially reduce the impact of market volatility.	Optional	No Charge		• Not generally available with Rebalancing
(1)	Allows you to rebalance your account value only among the Option A variable investment options and the guaranteed interest option.
(2)	Allows you to rebalance your account value only among the Option B variable investment options.

Buying the Contract

You may purchase a contract by making payments to us that we call “contributions.” We can refuse to accept an application from you or any contribution from you at any time, including after you purchase the contract. We require a minimum contribution amount for each type of contract purchased. Maximum contribution limitations also apply.

Maximum issue age

The maximum issue age for non-qualified and IRA contracts is 85 for Series B and Series L, and 70 for Series CP®. The maximum issue age for qualified plan contracts is 75 for Series B and Series L, and 70 for Series CP®. The maximum issue age for Inherited IRA beneficiary continuation contracts is 70 for Series B and Series L (Series CP® contracts not available).

Minimum initial and subsequent contribution amounts

The minimum initial contribution is generally $25,000 for Series B, Series CP® and Series L contracts. Each subsequent contribution generally must be at least $500 (except for certain IRAs—$50 for Traditional and Roth IRAs and $1,000 for an Inherited IRA).

Limitations on contributions to the contract

We reserve the right to refuse to accept any contribution under the contract at any time or change our contribution limits and requirements. This means that if you have one or more guaranteed benefits and we exercise our right to discontinue the acceptance of, and/or place additional limitations on, contributions to the contract, you may no longer be able to fund the guaranteed benefit(s).

When initial and subsequent contributions are credited

Initial Contribution

If your application is in good order when we receive it for application processing purposes, your contribution will be applied within two business days. If any information we require to issue your contract is missing or unclear, we will hold your contribution while we try to obtain this information. If we are unable to obtain all of the information we require within five business days after we receive an incomplete application or form, we will inform the financial professional submitting the application on your behalf. We will then return the contribution to you, unless you or your financial professional acting on your behalf, specifically direct us to keep your contribution until we receive the required information. The contribution will be applied as of the date we receive the missing information.

Subsequent Contributions

If we receive a subsequent contribution before the close of the NYSE (typically 4:00 pm eastern), we will credit that contribution that day. If we receive your subsequent contribution after the close of the NYSE, your contribution will be applied the next business day.

Allocating your contributions

Your allocation alternatives and procedures depend on whether you select Option A — Asset Allocation or Option B — Custom Selection, which we describe in Appendix “Investment options available under the contract”. You must select either Option A — Asset Allocation or Option B — Custom Selection with your initial contribution. If you elect GMIB I — Asset Allocation, your contract is restricted to Option A. If you elect GMIB II — Custom Selection or if you don’t elect a GMIB, you can choose either Option A or Option B.

Subsequent contributions will be allocated according to the investment allocations on file. If you would like your subsequent contributions to be allocated differently, you must submit new allocation instructions on a form that we provide. We will not honor letters of instruction directing the allocation. If you submit new allocation instructions for subsequent contributions, those allocation instructions must comply with the Option rules that are in effect at the time that you submit the new allocation instructions.

Additional limitations on contributions to the contract

Additional limitations on contributions and the source of contributions apply based on the type of contract, such as non-qualified or particular types of IRAs. Please see the tables in the “Rules regarding contributions to your contract” appendix to the Prospectus for detailed information. You can obtain the Prospectus by calling the number or accessing the website noted on the first page of this summary.

Making Withdrawals: Accessing the Money in Your Contract

Accessing your money

You have several ways to access your account value before annuity payments begin. You may take partial withdrawals from your contract at any time or, depending on your specific situation, set up an automatic payment plan, a systematic withdrawal plan, a substantially equal withdrawals plan or a lifetime RMD payments plan. You may also surrender your contract to receive its cash value at any time while an owner is living (or for contracts with non-natural owners, while an annuitant is living) and before you begin to receive annuity payments (guaranteed benefit payments or otherwise). If we receive a withdrawal or surrender request in good order before the close of the NYSE (typically 4:00 pm eastern), we will process the request that day. If we receive the request after the close of the NYSE, we will process the request on the next business day. We will generally send you the full requested withdrawal amount and deduct any applicable withdrawal charges from account value unless your request otherwise.

Withdrawals will reduce your account value and may be subject to withdrawal charges, income taxes and a tax penalty if you are younger than 59 1⁄2. Withdrawals may also reduce (possibly on a greater than dollar-for-dollar basis) or terminate any guaranteed benefits. Surrenders also may be subject to withdrawal charges, income taxes and a tax penalty if you are younger than 59 1⁄2.

Please see “Accessing your money” in the Prospectus for more information on the ways you may withdraw your account value.

Free withdrawal amount

Each contract year you can withdraw a certain amount from your contract without paying a withdrawal charge.

When to expect payments

Generally, we will fulfill requests for payments out of the variable investment options (including the ATP Portfolio) within seven calendar days after the business day the transaction request is received by us in good order. These transactions may include applying proceeds to a variable annuity, payment of a death benefit, payment of any amount you withdraw (less any withdrawal charge, if applicable) and, upon surrender, payment of the cash value.

Additional Information About Fees

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering or making withdrawals from an investment option or from the contract. Please refer to your contract specifications page for information about the specific fees you will pay each year based on the options you have elected.

The first table describes fees and expenses that you will pay at the time that you buy the contract, surrender or make withdrawals from an investment option or from the contract, or transfer account value between investment options. Charges designed to approximate certain taxes that may be imposed on us, such as premium taxes in your state, may also apply.

Transaction Expenses

	Series B	Series CP®	Series L
Sales Load Imposed on Purchases (as a percentage of purchase payments)	None	None	None
Withdrawal Charge (as a percentage of contributions withdrawn)(1)	7%	8%	8%
Transfer Fee(2)	$35	$35	$35
Third Party Transfer or Exchange Fee(3)	$125	$125	$125
Special Service Charges(4)	$90	$90	$90

(1)

The charge percentage we use is determined by the number of years since receipt of the contribution to which the charge relates if you make a withdrawal, surrender your contract to receive its cash value, or, if offered, surrender your contract to apply your cash value to a non-life contingent annuity payment option. For each contribution, we consider the year in which we receive that contribution to be “ year 1”.

charge as a % of contribution for each year following contribution
	1	2	3	4	5	6	7	8	9	10+

Series B	7%	7%	6%	6%	5%	3%	1%	0%	0%	0%

Series CP®	8%	8%	7%	6%	5%	4%	3%	2%	1%	0%

Series L	8%	7%	6%	5%	0%	0%	0%	0%	0%	0%

(2)

Currently, we do not charge for transfers among investment options under the contract. However, we reserve the right to charge for transfers in excess of 12 transfers per contract year. We will charge no more than $35 for each transfer at the time each transfer is processed. See “Transfer charge” under “Charges that the Company deducts” in “Charges and expenses”.

(3)

Currently, we do not charge for third party transfers or exchanges. However, we reserve the right to discontinue this waiver at any time, with or without notice. The maximum third party transfer or exchange fee is $125. The current charge (which, as described above is waived) is $65. The sum of these charges will never exceed 2% of the amount disbursed or transferred. These charges may increase over time to cover our administrative costs. We may discontinue these services at any time.

(4)

Special service charges include (1) express mail charge; (2) wire transfer charge; (3) duplicate contract charge; and (4) check preparation charge. These charges may increase over time to cover our administrative costs. We may discontinue these services at any time.

The next table describes the fees and expenses that you will pay each year during the time that you own the contract (not including Portfolio fees and expenses). If you choose to purchase an optional benefit, you will pay additional charges, as shown below.

Annual Contract Expenses
	Series B	Series CP®	Series L
Annual Administrative Charge(1)	$30(1)	$30(1)	$30(1)
Base Contract Expenses (as a percentage of daily net assets in the variable investment options)	1.30%	1.65%	1.70%
Optional Benefits Expenses(2)

Guaranteed minimum death benefit charges (as a percentage of the benefit base)(3)(4)
Return of Principal death benefit	No additional charge	No additional charge	No additional charge
Highest Anniversary Value death benefit	0.35%	0.35%	0.35%
“Greater of” GMDB I(5)	2.30%(6)	2.30%(6)	2.30%(6)
“Greater of” GMDB II(5)	2.60%(6)	2.60%(6)	2.60%(6)

Guaranteed minimum income benefit charge (as a percentage of the benefit base)(3)(4)(7)
GMIB I – Asset Allocation	2.30%(6)	2.30%(6)	2.30%(6)
GMIB II – Custom Selection	2.60%(6)	2.60%(6)	2.60%(6)
Earnings enhancement benefit for life benefit charge (as a percentage of the account value)(7)	0.35%	0.35%	0.35%
Guaranteed withdrawal benefit for life benefit charge (as a percentage of the benefit base)(3)(4)(7)
Conversion from GMIB I – Asset Allocation	2.30%(6)	2.30%(6)	2.30%(6)
Conversion from GMIB II – Custom Selection	2.60%(6)	2.60%(6)	2.60%(6)

(1)

The annual administrative charge is deducted from your account value on each contract date anniversary. If the contract is surrendered or annuitized or a death benefit is paid on any date other than the contract date anniversary, we will deduct a pro rata portion of the administrative charge for that year. If your account value on a contract date anniversary is $50,000 or more there is no charge. During the first two contract years this charge, if applicable, is equal to the lesser of $30 or 2% of your Total account value. Thereafter, the charge, if applicable, is $30 for each contract year.

(2)

Deducted annual on each contract date anniversary for which the benefit is in effect. If the contract is surrendered or annuitized, or a death benefit is paid, or the benefit is dropped (if applicable), on any date other than the contract date anniversary, we will deduct a pro rata portion of the charge for that year.

(3)

The benefit base is not an account value or cash value. If you elect the GMIB and/or the Guaranteed minimum death benefit at issue, your initial benefit base is equal to your initial contribution to your contract. For Series CP® contracts, your initial benefit base does not include the credit. Subsequent adjustments to the applicable benefit base may result in a benefit base that is significantly different from your total contributions or account value. See “Guaranteed minimum income benefit and Guaranteed minimum death benefit base” and “GWBL benefit base” in “Benefits available under the contract”.

(4)	We reserve the right to increase or decrease this charge any time after your second contract date anniversary. See “Fee changes for the guaranteed benefits” in “Charges and expenses”.

(5)	The “Greater of” GMDB I is only available if you also elect the GMIB I – Asset Allocation. The “Greater of” GMDB II is only available if you also elect the GMIB II – Custom Selection.

(6)	The current charge for the GMDB I, GMIB I and Conversion from GMIB I is 1.15%. The current charge for the GMDB II, GMIB II and Conversion from GMIB II is 1.30%.

(7)

If you elect the Earnings enhancement benefit at issue, and your GMIB then converts to the GWBL, the Earnings enhancement benefit will continue in force after conversion, although it may be adversely affected by withdrawals under the GWBL.

The next item shows the minimum and maximum total operating expenses charged by the underlying Portfolios that you may pay periodically during the time that you own the contract. Expenses shown may change over time and may be higher or lower in the future. A complete list of Portfolios available under the contract, including their annual expenses, may be found at the back of this document. See Appendix “Investment options available under the contract.”

Annual Portfolio Expenses
	Minimum	Maximum
Annual Portfolio Expenses prior to Expense Limitation Arrangement (expenses that are deducted from Portfolio assets including management fees, 12b-1 fees, service fees, and other expenses)(*)	0.67%	1.38%

(*)

“Annual Portfolio Expenses” are based, in part, on estimated amounts of such expenses. The expenses listed are for the year ended December 31, 2025. Pursuant to a contract, Equitable Investment Management Group, LLC has agreed to make payments or waive its management, administrative and other fees to limit the expenses of certain affiliated Portfolios through April 30, 2027 (“Expense Limitation Arrangement”) (unless the Trust’s Board of Trustees consents to an earlier revision or termination of this agreement). The Expense Limitation Arrangement may be terminated by Equitable Investment Management Group, LLC at any time after April 30, 2027. The Expense Limitation Arrangement does not apply to unaffiliated Portfolios.

Example

These Examples are intended to help you compare the cost of investing in the variable investment options with the cost of investing in other annuity contracts that offer variable investment options. These costs include transaction expenses, annual contract expenses, and annual Portfolio expenses.

These Examples assume all account value is allocated to the variable investment options. Your costs could differ from those shown below if you invest in the fixed investment options.

These Examples assume that you invest $100,000 in the variable investment options for the time periods indicated. The Examples also assume that your investment has a 5% return each year and assumes the most expensive combination of annual Portfolio expenses, as well as the “Greater of” GMDB II death benefit and GMIB II (both at their maximum charge) .

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	If you surrender your contract or annuitize (under a non-life option) at the end of the applicable time period				If you do not surrender your contract
	1 year	3 years	5 years	10 years	1 year	3 years	5 years	10 years
SeriesB	$15,642	$32,399	$49,808	$93,841	$8,642	$26,399	$44,808	$93,841
SeriesCP®	$17,062	$33,566	$46,593	$96,536	$9,062	$27,566	$46,593	$96,536
SeriesL	$17,115	$34,745	$51,919	$97,343	$9,115	$27,745	$46,919	$97,343

Appendix: Investment options available under the contract

Variable investment options

The following is a list of Portfolio Companies available under the contract. More information about the Portfolio Companies is available in the prospectuses for the Portfolio Companies, which may be amended from time to time and can be found online at www.equitable.com/ICSR#EQH157125. You can request this information at no cost by calling 1-877-522-5035 or by sending an email request to EquitableFunds@dfinsolutions.com. If you elect certain Guaranteed benefits, you may only invest in the Portfolios listed in the designated table(s) below.

The current expenses and performance information below reflects fee and expenses of the Portfolios, but do not reflect the other fees and expenses that your contract may charge. Expenses would be higher and performance would be lower if these other charges were included. Each Portfolio’s past performance is not necessarily an indication of future performance.

TYPE	Portfolio Company — Investment Adviser; Sub-Adviser(s), as applicable	Current Expenses		Average Annual Total Returns (as of 12/31/2025)
				1 year	5 year	10 year
Equity	1290 VT Equity Income — Equitable Investment Management Group, LLC (“EIMG”); Barrow, Hanley, Mewhinney & Strauss, LLC d/b/a Barrow Hanley Global Investors	0.95%	^	13.04%	11.25%	8.85%
Equity	1290 VT Small Cap Value — EIMG; BlackRock Investment Management, LLC, Horizon Kinetics Asset Management LLC	1.23%	^	6.11%	13.44%	11.19%
Equity	1290 VT SmartBeta Equity ESG — EIMG; AXA Investment Managers US Inc.	1.10%		13.95%	10.21%	10.74%
Equity	1290 VT Socially Responsible — EIMG; BlackRock Investment Management, LLC	0.90%		17.23%	13.04%	13.83%
Equity	EQ/2000 Managed Volatility† — EIMG; AllianceBernstein L.P., BlackRock Investment Management, LLC	0.84%		9.32%	4.40%	8.33%
Equity	EQ/400 Managed Volatility† — EIMG; AllianceBernstein L.P., BlackRock Investment Management, LLC	0.85%	^	3.31%	7.06%	9.21%
Equity	EQ/500 Managed Volatility† — EIMG; AllianceBernstein L.P., BlackRock Investment Management, LLC	0.80%		13.33%	12.43%	13.15%
Asset Allocation	EQ/AB Dynamic Moderate GrowthΔ — EIMG; AllianceBernstein L.P.	1.13%		13.46%	6.31%	6.12%
Equity	EQ/AB Small Cap Growth — EIMG; AllianceBernstein L.P.	0.92%		9.21%	3.43%	10.10%
Asset Allocation	EQ/Aggressive Growth Strategy† — EIMG	1.01%		12.17%	7.61%	9.04%
Equity	EQ/American Century Mid Cap Value — EIMG; American Century Investment Management, Inc.	1.00%	^	8.72%	8.64%	—
Asset Allocation	EQ/Balanced Strategy† — EIMG	0.97%		10.05%	4.68%	6.08%
Equity	EQ/Capital Group Research — EIMG; Capital International, Inc.	0.95%	^	19.83%	13.80%	15.00%
Equity	EQ/ClearBridge Large Cap Growth ESG — EIMG; ClearBridge Investments, LLC	1.00%	^	7.69%	10.47%	13.63%
Equity	EQ/ClearBridge Select Equity Managed Volatility† — EIMG; BlackRock Investment Management, LLC, ClearBridge Investments, LLC	1.06%	^	7.66%	8.42%	12.21%
Asset Allocation	EQ/Conservative Growth Strategy† — EIMG	0.97%		9.32%	3.76%	5.10%
Asset Allocation	EQ/Conservative Strategy† — EIMG	0.95%		7.86%	1.93%	3.12%
Fixed Income	EQ/Core Bond Index(1) — EIMG; SSGA Funds Management, Inc.	0.62%	^	6.43%	0.35%	1.70%
Fixed Income	EQ/Core Plus Bond — EIMG; Brandywine Global Investment Management, LLC, Loomis, Sayles & Company, L.P.	0.93%	^	8.58%	-0.68%	2.17%
Equity	EQ/Franklin Small Cap Value Managed Volatility† — EIMG; BlackRock Investment Management, LLC, Franklin Mutual Advisers, LLC	1.05%	^	7.06%	6.11%	8.71%
Equity	EQ/Global Equity Managed Volatility† — EIMG; BlackRock Investment Management, LLC	1.08%	^	19.14%	8.33%	9.47%
Asset Allocation	EQ/Growth Strategy† — EIMG	1.00%		11.44%	6.61%	8.07%
Fixed Income	EQ/Intermediate Government Bond(1) — EIMG; SSGA Funds Management, Inc.	0.62%	^	5.54%	0.30%	1.15%
Equity	EQ/International Core Managed Volatility† — EIMG; BlackRock Investment Management, LLC	1.06%		26.12%	7.52%	7.48%

TYPE	Portfolio Company — Investment Adviser; Sub-Adviser(s), as applicable	Current Expenses		Average Annual Total Returns (as of 12/31/2025)
				1 year	5 year	10 year
Equity	EQ/International Managed Volatility† — EIMG; AllianceBernstein L.P., BlackRock Investment Management, LLC	0.86%		25.90%	7.28%	6.92%
Equity	EQ/Invesco Comstock — EIMG; Invesco Advisers, Inc.	1.00%	^	16.93%	14.99%	11.71%
Equity	EQ/Invesco Global — EIMG; Invesco Advisers, Inc.	1.10%	^	15.40%	6.95%	10.59%
Equity	EQ/Janus Enterprise — EIMG; Janus Henderson Investors US LLC	1.04%		8.05%	7.06%	10.61%
Equity	EQ/JPMorgan Growth Stock — EIMG; J.P. Morgan Investment Management Inc.	0.96%	^	14.76%	9.43%	14.08%
Equity	EQ/JPMorgan Value Opportunities — EIMG; J.P. Morgan Investment Management Inc.	0.95%		15.40%	12.77%	12.08%
Equity	EQ/Large Cap Core Managed Volatility† — EIMG; BlackRock Investment Management, LLC	0.88%		10.88%	12.03%	12.83%
Equity	EQ/Large Cap Growth Managed Volatility† — EIMG; BlackRock Investment Management, LLC	0.87%		11.06%	11.64%	15.01%
Equity	EQ/Large Cap Value Managed Volatility† — EIMG; AllianceBernstein L.P.	0.86%		10.62%	9.69%	9.56%
Equity	EQ/Loomis Sayles Growth — EIMG; Loomis, Sayles & Company, L.P.	1.03%	^	13.08%	12.72%	15.87%
Equity	EQ/MFS International Growth — EIMG; Massachusetts Financial Services Company d/b/a MFS Investment Management	1.10%	^	20.90%	6.90%	9.61%
Equity	EQ/Mid Cap Value Managed Volatility† — EIMG; BlackRock Investment Management, LLC	0.97%		4.98%	7.62%	8.20%
Asset Allocation	EQ/Moderate Growth Strategy† — EIMG	0.98%		10.83%	5.67%	7.08%
Cash/ Cash Equivalent	EQ/Money Market* — EIMG; Dreyfus, a division of Mellon Investments Corporation	0.67%		3.66%	2.79%	1.73%
Equity	EQ/Morgan Stanley Small Cap Growth — EIMG; BlackRock Investment Management, LLC, Morgan Stanley Investment Management, Inc.	1.15%	^	7.39%	-0.01%	12.95%
Fixed Income	EQ/PIMCO Ultra Short Bond — EIMG; Pacific Investment Management Company LLC	0.80%	^	4.47%	2.93%	2.32%
Fixed Income	EQ/Quality Bond PLUS — EIMG; AllianceBernstein L.P., Pacific Investment Management Company LLC	0.82%		6.32%	-0.19%	1.31%
Asset Allocation	EQ/Ultra Conservative Strategy†# — EIMG	0.90%		6.56%	1.25%	2.08%
Equity	Multimanager Aggressive Equity — EIMG; AllianceBernstein L.P.	0.99%		16.30%	11.47%	15.66%
Fixed Income	Multimanager Core Bond(1) — EIMG; BlackRock Financial Management, Inc., DoubleLine Capital LP, Pacific Investment Management Company LLC, SSGA Funds Management, Inc.	0.93%	^	7.11%	-0.27%	1.72%
Specialty	Multimanager Technology — EIMG; AllianceBernstein L.P., FIAM LLC, Wellington Management Company LLP	1.23%	^	25.87%	12.46%	19.41%
^	This Portfolio’s annual expenses reflect temporary fee reductions.
Δ

Certain other affiliated Portfolios, as well as unaffiliated Portfolios, may utilize volatility management techniques (including Fund of Fund Portfolios that invest in other Portfolios that utilize volatility management techniques) that differ from the EQ volatility management strategy. Affiliated Portfolios that utilize these volatility management techniques are identified in the chart by a “Δ”. Any such unaffiliated Portfolio is not identified in the chart. See “Portfolios of the Trusts” for more information regarding volatility management.

†

EQ Managed Volatility Portfolios that include the EQ volatility management strategy as part of their investment objective and/or principal investment strategy, and the EQ/affiliated Fund of Fund Portfolios that invest in Portfolios that use the EQ volatility management strategy, are identified in the chart by a “†“. See “Portfolios of the Trusts” for more information regarding volatility management.

*

The Portfolio operates as a “government money market fund.” The Portfolio will invest at least 99.5% of its total assets in U.S. government securities, cash, and/or repurchase agreements that are fully collateralized by U.S. government securities or cash.

#	The ATP Portfolio is part of the asset transfer program. You may not directly allocate a contribution to or request a transfer of account value into this investment option.
(1)

Effective on or about June 29, 2026, and subject to shareholder approval, SSGA Funds Management, Inc. will be replaced as a sub-adviser to the Portfolio (or an allocated portion thereof) with AllianceBernstein L.P.

Option A – Asset Allocation account variable investment options are as follows.

EQ Strategic Allocation Portfolios
EQ/Aggressive Growth Strategy	EQ/Conservative Strategy
EQ/Balanced Strategy	EQ/Growth Strategy
EQ/Conservative Growth Strategy	EQ/Moderate Growth Strategy

Option A also includes EQ/AB Dynamic Moderate Growth and EQ/Money Market.

Option B – Custom Selection account variable investment options are as follows.

Category 1 – Fixed Income
EQ/Core Bond Index	EQ/Quality Bond PLUS
EQ/Intermediate Government Bond	Multimanager Core Bond
EQ/Money Market

Category 2 – Asset Allocation/Indexed
EQ/400 Managed Volatility	EQ/Conservative Growth Strategy
EQ/500 Managed Volatility	EQ/Conservative Strategy
EQ/2000 Managed Volatility	EQ/Growth Strategy
EQ/AB Dynamic Moderate Growth	EQ/International Managed Volatility
EQ/Aggressive Growth Strategy	EQ/Moderate Growth Strategy
EQ/Balanced Strategy

Category 3 – Core Diversified
1290 VT Small Cap Value	EQ/Large Cap Core Managed Volatility
1290 VT SmartBeta Equity	EQ/Large Cap Growth Managed Volatility
EQ/American Century Mid Cap Value	EQ/Large Cap Value Managed Volatility
EQ/ClearBridge Select Equity Managed Volatility	EQ/Large Cap Value Managed Volatility
EQ/Core Plus Bond	EQ/Mid Cap Value Managed Volatility
EQ/Franklin Small Cap Value Managed Volatility	EQ/Morgan Stanley Small Cap Growth
EQ/Global Equity Managed Volatility	Multimanager Aggressive Equity
EQ/International Core Managed Volatility

Category 4 – Manager Select
1290 VT Equity Income	EQ/Janus Enterprise
1290 VT Socially Responsible	EQ/JPMorgan Growth Stock
EQ/AB Small Cap Growth	EQ/JPMorgan Value Opportunities
EQ/Capital Group Research	EQ/Loomis Sayles Growth
EQ/ClearBridge Large Cap Growth	EQ/MFS International Growth
EQ/Invesco Comstock	EQ/PIMCO Ultra Short Bond
EQ/Invesco Global	Multimanager Technology

Fixed investment options

The following is a list of Fixed investment options currently available under the contract. We may change the features of the Fixed investment options listed below, offer new Fixed investment options, and terminate existing Fixed investment options. We will provide you with written notice before doing so.

See “Fixed investment options” in “Purchasing the contract” in the Prospectus for a description of the Fixed investment options’ features.

Name	Term	Minimum Guaranteed Interest Rate
Guaranteedinterest option	N/A	1.00%
Accountfor special dollar cost averaging	3 months to 12 months	1.00%

The Accumulator® Series 13A (Series B, Series CP® and Series L)

Issued by

Equitable Financial Life and Annuity Company

We have filed with the Securities and Exchange Commission a Prospectus and a Statement of Additional Information (“SAI”) that include additional information about The Accumulator® Series 13A, Equitable Financial Life and Annuity Company and Separate Account No. 49B. The Prospectus and SAI each dated May 1, 2026 are incorporated by reference into this Summary Prospectus. The Prospectus and SAI are available free of charge. To request a copy of either document, to ask about your contract, or to make other investor inquiries, please call 1-800-789-7771. The Prospectus and SAI are also available at our website, www.equitable.com/ICSR#EQH157125.

Class/Contract Identifier: C000247513